EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the LKCM Funds, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the LKCM Funds for the period ended June 30, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the LKCM Funds for the stated period.

/s/ J. Luther King, Jr.	/s/ Jacob D. Smith
J. Luther King, Jr.	Jacob D. Smith
President / Principal Executive Officer	Chief Financial Officer / Principal Financial Officer
LKCM Funds	LKCM Funds

Dated:	August 27, 2024	Dated:	August 27, 2024

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by LKCM Funds for purposes of Section 18 of the Securities Exchange Act of 1934.